                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 FORM 8-K/A - 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): AUGUST 25, 2000



                          PANORAMIC CARE SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                         333-76427                        84-1165714
(State or other jurisdiction of      (Commission File Number)     (I.R.S. Employer Identification
 incorporation or organization)                                                Number)


                             11432 TESSON FERRY ROAD
                               ST. LOUIS, MO 63123
                                 (314) 849-2700
    (Address and Telephone Number of Registrant's Principal Executive Office)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

         On August 25, 2000, Panoramic Care Systems, Inc. (the "Company") consummated a merger with Management-Data, Inc., a Missouri corporation ("MDI"), pursuant to which MDI became a wholly-owned subsidiary of the Company. In consideration for the merger, the Company paid a total of $13,500,000 in the form of 3,500,000 shares of common stock, par value $0.001 per share, of the Company for all of the issued and outstanding shares of MDI.

         In connection with the Company's merger with MDI, on August 17, 2000, Frank Poggio and Jill Flateland resigned as directors of the Company and Todd Spence and D. Anne Kerrigan were elected by the Company's Board of Directors to fill the vacancies. In addition, on August 17, 2000, Todd Spence was elected by the Company's Board of Directors to serve the Company as Chief Executive Officer and Chairman of the Board, and D. Anne Kerrigan was elected to serve the Company as Vice President, Sales and Marketing.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired - Previously filed with Form 8K dated September 8, 2000

(b)      Pro Forma Financial Information

         Unaudited pro forma condensed combined financial information giving effect to the merger with Management-Data, Inc. are set forth at pages F-1 to F-6 attached hereto.

(c)      Exhibits - Previously filed with Form 8K dated September 8, 2000

Exhibit
Number            Description of Exhibits
-------           -----------------------
2.1               Agreement and Plan of Merger dated June 12, 2000 by and between Panoramic Care
                  Systems, Inc., Panoramic Acquisition Corporation and Management-Data, Inc.

4.1               Stockholders' Agreement between Panoramic Care Systems, Inc. and certain of its shareholders, dated August 17, 2000.

4.2               Release and Consent to Termination of Stock Restriction
                  Agreement between Panoramic Care Systems, Inc.,
                  Management-Data, Inc. and certain shareholders of Panoramic
                  Care Systems, Inc., dated August 17, 2000.

4.3               Employment Agreement between Management-Data, Inc. and Todd Spence, dated
                  August 23, 2000.

4.4               Employment Agreement between Management-Data, Inc. and D. Anne Kerrigan, dated
                  August 23, 2000.

4.5               Employment Agreement between Management-Data, Inc. and Tom Kerrigan, dated
                  August 23, 2000.

                          PANORAMIC CARE SYSTEMS, INC.

                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

                              BASIS OF PRESENTATION

The following unaudited pro forma combined financial statements give effect to the acquisition by Panoramic Care Systems, Inc. ("PCS") (the "Combination"), of the outstanding capital stock of Management-Data, Inc. The Combination will be accounted for using the pooling method of accounting.

The unaudited pro forma combined balance sheet gives effect to the Combination as if they had occurred on June 30, 2000. The unaudited pro forma combined statements of operations give effect to these transactions as if they had occurred on January 1, 1999.

The pro forma adjustments are based on preliminary estimates, available information and certain assumptions that PCS management deems appropriate and may be revised as additional information becomes available. The pro forma financial data do not purport to represent what PCS's combined financial position or results of operations would actually have been if such transactions in fact had occurred on those dates and are not necessarily representative of PCS's combined financial position or combined results of operations for any future period. The unaudited pro forma combined financial statements should be read in conjunction with the historical financial statements and notes thereto included elsewhere in this Form 8K.




                                     -F-1-

PANORAMIC CARE SYSTEMS, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET
June 30, 2000  (In U.S. Dollars)
--------------------------------------------------------------------------------

                                                                                          PRO FORMA
                                                                                         ADJUSTMENTS      PRO FORMA
                                             PCS             MDI          COMBINED        (NOTE 3)        COMBINED
                                         -----------     -----------     -----------     -----------     -----------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents              $   907,981     $   637,642     $ 1,545,623     $  (959,418)    $   586,205
  Trade accounts receivable, less
    allowance for doubtful accounts             --           423,018         423,018            --           423,018
  Prepaid expense and other                   64,689          53,270         117,959            --           117,959
                                         -----------     -----------     -----------     -----------     -----------
           Total current assets              972,670       1,113,929       2,086,599        (959,418)      1,127,181

PROPERTY, PLANT AND EQUIPMENT,
  net of accumulated depreciation             58,538         227,641         286,179            --           286,179

 CAPITALIZED SOFTWARE COSTS
  net of accumulated amortization            363,090            --           363,090            --           363,090

OTHER ASSETS:
  Deferred taxes                                --            16,095          16,095            --            16,095
  Due From Officers                             --            79,000          79,000            --            79,000
                                         -----------     -----------     -----------     -----------     -----------
           Total other assets                   --            95,095          95,095            --            95,095
                                         -----------     -----------     -----------     -----------     -----------

           Total assets                  $ 1,394,298     $ 1,436,665     $ 2,830,963     $  (959,418)    $ 1,871,545
                                         ===========     ===========     ===========     ===========     ===========


LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Bank line of-credit                    $      --       $   259,345     $   259,345     $      --       $   259,345
  Accounts payable and accrued
    liabilities                              236,127         121,536         357,663         104,410         462,073
  Deferred tax liability                        --              --              --              --              --
  Current portion of long-term debt             --            27,028          27,028            --            27,028
  Current portion of capital lease              --
    obligations                                 --            94,023          94,023            --            94,023
                                         -----------     -----------     -----------     -----------     -----------
           Total current
             liabilities                     236,127         501,932         738,059         104,410         842,469

CAPITAL LEASE OBLIGATIONS,
  less current maturities                       --            29,890          29,890            --            29,890

LONG-TERM DEBT, less current
  maturities                                    --            21,505          21,505            --            21,505

SHAREHOLDERS' EQUITY:
  Common stock                                 5,128             500           5,628           3,000           8,628
  Treasury Stock                                --           (88,750)        (88,750)         88,750            --
  Additional paid-in capital               4,048,098          11,035       4,059,133        (316,750)      3,742,383
  Retained earnings (accumulated
    deficit)                              (2,895,055)        960,554      (1,934,501)       (838,828)     (2,773,329)
                                         -----------     -----------     -----------     -----------     -----------
           Total shareholders'
             equity                        1,158,171         883,339       2,041,510      (1,063,828)        977,682
                                         -----------     -----------     -----------     -----------     -----------

           Total liabilities and
             shareholders' equity        $ 1,394,298     $ 1,436,665     $ 2,830,963     $  (959,418)    $ 1,871,545
                                         ===========     ===========     ===========     ===========     ===========



See notes to unaudited pro forma combined financial statements.


                                     -F-2-

PANORAMIC CARE SYSTEMS, INC.

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2000  (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                                                                     PRO FORMA
                                                                                    ADJUSTMENTS      PRO FORMA
                                         PCS             MDI         COMBINED        (NOTE 4)         COMBINED
                                     -----------     -----------    -----------     -----------     -----------
REVENUES:
  Software License fees              $      --       $ 1,229,516    $ 1,229,516     $      --       $ 1,229,516
  Services                                  --           966,547        966,547            --           966,547
                                     -----------     -----------    -----------     -----------     -----------
      Total revenue                         --         2,196,063      2,196,063            --         2,196,063

OPERATING EXPENSES
  Cost of license fees                      --           225,327        225,327         225,327
  Cost of services                       190,949         190,949        190,949
  Product development                     13,525          13,525         13,525
  General and administrative             866,027         620,071      1,486,098         838,828       2,324,926
  Sales and Marketing                       --           559,429        559,429         559,429
  Provision for doubtful accounts           --             3,331          3,331            --             3,331
                                     -----------     -----------    -----------     -----------     -----------
    Total Operating expenses             879,552       1,599,107      2,478,659         838,828       3,317,487

INCOME (LOSS) FROM OPERATIONS           (879,552)        596,956       (282,596)       (838,828)     (1,121,424)

OTHER INCOME (EXPENSE)                     8,741         159,110        167,851               0         167,851
                                     -----------     -----------    -----------     -----------     -----------

NET INCOME (LOSS)                    $  (870,811)    $   756,066    $  (114,745)    $  (838,828)    $  (953,573)
                                     ===========     ===========    ===========     ===========     ===========

BASIC AND DILUTED LOSS PER SHARE                                                                    $     (0.11)
                                                                                                    ===========

SHARES USED IN COMPUTING PRO
  FORM LOSS PER SHARE                                                                                 8,421,838
                                                                                                    ===========


See notes to unaudited pro forma combined financial statements.


                                     -F-3-

PANORAMIC CARE SYSTEMS, INC.

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999  (IN U.S. DOLLARS)
--------------------------------------------------------------------------------


                                                                                  PRO FORMA      PRO FORMA
                                     PCS             MDI          COMBINED       ADJUSTMENTS     COMBINED
                                 -----------     -----------     -----------     -----------    -----------
REVENUES:
  Software License fees          $    12,000     $ 3,129,025     $ 3,141,025     $      --      $ 3,141,025
  Services                              --       $ 1,458,984       1,458,984            --      $ 1,458,984
  Royalties                              894            --               894            --              894
                                 -----------     -----------     -----------     -----------    -----------
      Total revenue                   12,894       4,588,009       4,600,903            --        4,600,903

OPERATING EXPENSES
  Cost of license fees                  --            82,568          82,568            --           82,568
  Product development costs           17,358            --            17,358            --           17,358
  Cost of service                       --           583,286         583,286            --          583,286
  General and administrative       1,324,394       2,835,302       4,159,696            --        4,159,696
  Sales and Marketing                   --         1,041,178       1,041,178            --        1,041,178
  Provision for doubtful
    accounts                            --            40,596          40,596            --           40,596
  Provision for termination
    benefits                            --           130,000         130,000            --          130,000
  Provision for loss on
    impairment                          --            98,605          98,605            --           98,605
                                 -----------     -----------     -----------     -----------    -----------
    Total operating expenses       1,341,752       4,811,535       6,153,287            --        6,153,287

INCOME (LOSS) FROM OPERATIONS     (1,328,858)       (223,526)     (1,552,384)           --       (1,552,384)

OTHER INCOME (EXPENSE)                 7,860           9,446          17,306            --           17,306

Income taxes - benefit                  --            79,711          79,711               0         79,711
                                 -----------     -----------     -----------     -----------    -----------

NET INCOME (LOSS)                $(1,320,998)    $  (134,369)    $(1,455,367)    $         0    $(1,455,367)
                                 ===========     ===========     ===========     ===========    ===========

BASIC AND DILUTED LOSS PER
  SHARE                                                                                         $     (0.19)
                                                                                                ===========

SHARES USED IN COMPUTING PRO
  FORM LOSS PER SHARE                                                                             7,589,000
                                                                                                ===========


See notes to unaudited pro forma combined financial statements.


                                     -F-4-

PANORAMIC CARE SYSTEMS, INC.

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
(IN U.S. DOLLARS)
--------------------------------------------------------------------------------

1.    GENERAL

         The historical financial statements reflect the financial position and results of operations of PCS and MDI and were derived from PCS's and MDI financial statements. The periods included in these financial statements for PCS and MDI are as of and for the six months ended June 30, 2000 and for the year ended December 31, 1999.

2.    ACQUISITIONS

         PCS on August 25, 2000 acquired all of the issued and outstanding common stock of MDI in exchange for 3,500,000 shares of common stock pursuant to which MDI became a wholly-owned subsidiary. The Combination will be accounted for using the pooling method of accounting.

3.    UNAUDITED PRO FORMA COMBINED BALANCE SHEET ADJUSTMENTS

      (A) Records the acquisition of MDI where by 3,500,000 shares of common stock were issued. This includes the entries reflected to record the pooling method of accounting.

      (B) Records the accrued officer bonus on earnings through 6/30/00 of $509,418, closing costs of $225,000, legal and accounting of $104,410, and $225,000 dividend distribution to MDI shareholders prior to acquisition.


         The following tables summarize unaudited pro forma combined balance sheet adjustments:

                            PRO FORMA ADJUSTMENTS        TOTAL
                           -----------------------     PRO FORMA
                              (A)           (B)       ADJUSTMENTS
                           ---------     ---------    -----------
Cash                       $       0     $ 959,418     $ 959,418
Accrued liabilities        $ 104,410       104,410
Common stock                   3,000          --           3,000
Treasury stock                88,750        88,750
Additional paid-in
  capital                    (91,750)     (225,000)     (316,750)
Retained earnings               --
  (accumulated deficit)         --        (838,828)     (838,828)
                           ---------     ---------     ---------
Total                      $    --       $    --       $    --
                           =========     =========     =========


                                     -F-5-

4.    UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS ADJUSTMENTS

      (A) Records the accrued bonus on earnings for the six months of operations. Records the accrued officer bonus on earnings through 6/30/00 of $509,418, closing costs of $225,000, legal and accounting of $104,410 and $225,000 dividend distribution to the MDI shareholders prior to the acquisition.

           The following tables summarize unaudited pro forma combined statements of operations adjustments at June 30, 2000:


                                                           PRO FORMA ADJUSTMENTS             TOTAL
                                                           ---------------------           PRO FORMA
                                                                     (A)                  ADJUSTMENTS
                                                           ---------------------          -----------
General and administrative expenses                               $ 838,828                $ 838,828
                                                                  ---------                ---------

Income (loss) from operations                                      (838,828)                (838,828)

Net income                                                        $(838,828)               $(838,828)
                                                                  =========                =========


5.       EARNINGS PER SHARE

         The pro forma share outstanding were computed as follows:

For the period ending June 30, 2000
 Weighted average number of shares issued and outstanding          4,921,838
 Shares to be issued in the merger                                 3,500,000
                                                                  ----------
                                                                   8,421,838
                                                                  ==========

For the period ending December 31, 1999
 Weighted average number of shares issued and outstanding          4,089,000
 Shares to be issued in the merger                                 3,500,000
                                                                  ----------
                                                                   7,589,000
                                                                  ==========





                                     -F-6-

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             PANORAMIC CARE SYSTEMS, INC.
                                             A Delaware corporation


Date:  November 6, 2000                      /s/ Todd Spence
                                             -----------------------------------
                                             By:  Todd Spence
                                                  Chief Executive Officer and
                                                  Chairman of the Board

                                  EXHIBIT INDEX

Exhibit
Number            Description of Exhibits
-------           -----------------------
2.1               Agreement and Plan of Merger dated June 12, 2000 by and between Panoramic Care
                  Systems, Inc., Panoramic Acquisition Corporation and Management-Data, Inc.*

4.1               Stockholders' Agreement between Panoramic Care Systems, Inc. and certain of its shareholders, dated August 17, 2000.*

4.2               Release and Consent to Termination of Stock Restriction Agreement between Panoramic
                  Care Systems, Inc., Management-Data, Inc. and certain shareholders of Panoramic Care
                  Systems, Inc., dated August 17, 2000.*

4.3               Employment Agreement between Management-Data, Inc. and Todd Spence, dated
                  August 23, 2000.*

4.4               Employment Agreement between Management-Data, Inc. and D. Anne Kerrigan, dated
                  August 23, 2000.*

4.5               Employment Agreement between Management-Data, Inc. and Tom Kerrigan, dated
                  August 23, 2000.*


* - Previously filed with Form 8K dated September 8, 2000